Exhibit G-1


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Notice of Annual Meeting of Stockholders - May 26, 2004
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TIME and DATE
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10:00 a.m., ET, on Wednesday, May 26, 2004

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PLACE
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The Southern Pine at Callaway
U.S. Highway 18
Pine Mountain, Georgia 31822

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DIRECTIONS
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From Atlanta, Ga.- take I-85 south to I-185 (Exit 21). From I-185 south, take
Exit 34, Georgia Highway 18. Take Georgia Highway 18 east to Callaway.

From Birmingham, Ala - take U.S. Highway 280 east to Opelika, Ala. Take I-85 north to Georgia Highway 18 (Exit 2). Take Georgia Highway 18 east to Callaway.

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ITEMS of BUSINESS
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(1) Elect 10 members of the Board of Directors;
(2) Ratify appointment of independent accountants;
(3) Approve Outside Directors Stock Plan; and
(4) Transact other business properly coming before the meeting or any adjournments thereof.

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RECORD DATE
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Stockholders of record at the close of business on March 29, 2004, are entitled to attend and vote at the meeting.

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ANNUAL REPORT to STOCKHOLDERS
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The Southern Company Annual Report to stockholders for 2003 is enclosed but is not a part of this mailing.

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VOTING
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Even if you plan to attend the meeting in person, please provide your voting instructions in one of the following ways as soon as possible:

(1) Internet -- use the Internet address on the proxy form
(2) Telephone -- use the toll-free number on the proxy form
(3) Mail-- mark, sign, and date the proxy form and return in the enclosed postage-paid envelope


By Order of the Board of Directors, Tommy Chisholm, Secretary, April ___, 2004